1 P R IV IL E G E D AN D C O N F ID E N T IAL \\intranet.barcapint.com\dfs-amer\group\Nyk\area\ibd\Industrial\Companies\Jeld-Wen\2015.07 Project Jamaica Dual Track\2015.10 IPO Execution\Presentation\Roadshow Presentation\Project Falcon_Roadshow Presentation_(1.13.17)_vNear Final_v10pm Q4 and Full Year 2017 Results Presentation | February 21, 2018

2 Disclosures Forward-Looking Statements This presentation contains certain "forward-looking statements" regarding business strategies, market potential, future financial performance, the potential of our categories and brands, the estimated impact of tax reform on our results, litigation outcomes, our outlook for 2018, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events. Forward-looking statements are generally identified by our use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of our management. Although we believe that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control that could cause actual outcomes and results to be materially different from those indicated in such statements. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including the factors discussed in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q, both filed with the Securities and Exchange Commission. The assumptions underlying the guidance provided for 2018 include the achievement of anticipated improvements in end markets, competitive position, and product portfolio; stable macroeconomic factors; no changes in foreign currency exchange and tax rates; and favorable interest expense due to the recent debt reduction. The forward-looking statements included in this presentation are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation presents certain “non-GAAP” financial measures. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of non-GAAP financial measures used in this presentation to their nearest comparable GAAP financial measures is included at the end of this presentation. The company provides certain guidance solely on a non-GAAP basis because the company cannot predict certain elements that are included in certain reported GAAP results, including the variables and individual adjustments necessary for a reconciliation to GAAP. While management is not able to specifically quantify the reconciliation items for forward-looking non-GAAP measures without unreasonable effort, the company expects these items to be similar to the types of charges and costs excluded from Adjusted EBITDA in prior periods. Management bases the estimated ranges of non-GAAP measures for future periods on its reasonable estimates of such factors as assumed effective tax rate, assumed interest expense, stock-based compensation expense, litigation expense, and other assumptions about capital requirements for future periods. The variability of these items may have a significant impact on our future GAAP financial results. We use Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, and Adjusted EPS because we believe they assist investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Management believes Adjusted EBITDA and Adjusted EBITDA margin are helpful in highlighting trends because they exclude the results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate, and capital investments. We use Adjusted EBITDA and Adjusted EBITDA margin to measure our financial performance and also to report our results to our board of directors. Further, our executive incentive compensation is based in part on Adjusted EBITDA. In addition, we use Adjusted EBITDA as calculated herein for purposes of calculating compliance with our debt covenants in certain of our debt facilities. Adjusted EBITDA should not be considered as an alternative to net income as a measure of financial performance or to cash flows from operations as a liquidity measure. We define Adjusted EBITDA as net income, eliminating the impact of the following items: loss from discontinued operations, net of tax; gain (loss) on sale of discontinued operations, net of tax; equity (earnings) loss of non-consolidated entities; income tax; depreciation and amortization; interest expense, net; impairment and restructuring charges; gain on sale of property and equipment; share-based compensation expense; non-cash foreign exchange transaction/translation income (loss); other non-cash items; non-recurring, extraordinary items; other items; and costs related to debt restructuring, debt refinancing, and the Onex investment. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net revenues. We present free cash flow because we believe it assists investors and analysts in determining the quality of our earnings. We also use free cash flow to measure our financial performance and to report to our board of directors. In addition, our executive incentive compensation is based in part on free cash flow. We define free cash flow as cash flow from operations less capital expenditures (including purchases of intangible assets). Free cash flow should not be considered as an alternative to cash flows from operations as a liquidity measure. Adjusted net income represents net income adjusted for the after-tax impact of i) non-cash foreign currency (gains) losses, ii) impairment and restructuring charges, and iii) other non-recurring expenses associated with certain matters such as our initial public offering, secondary offering, mergers, and litigation. Adjusted EPS represents net income per diluted share adjusted to exclude the estimated per share impact of the same specifically identified items used to calculate adjusted net income as described above. All such items are tax-effected at our estimated annual effective tax rate. Other companies may compute these measures differently. No non-GAAP metric should be considered as an alternative to any other measure derived in accordance with GAAP. Due to rounding, numbers presented throughout this document may not sum precisely to the totals provided and percentages may not precisely reflect the absolute figures.

3 Introduction Mark Beck, President and CEO

4 Fourth Quarter Highlights STREGTHENED CORE BUSINESS; GENERATED AND REDEPLOYED CASH FLOW  Net revenues increased 0.3% for the quarter, bringing full year total to 2.6% - Normalized Q4 core revenue growth of approximately 3% excluding headwinds from volume impact of five fewer shipping days and Florida business line rationalization  Net income impacted by non-cash tax charges and debt extinguishment costs - Approximately $98 million of non-cash tax charges, primarily related to impact of the American Tax Cuts and Jobs Act  Q4 adjusted EBITDA margin of 10.6%, bringing full year total improvement to 90 bps - Favorable pricing and operational cost savings initiatives, offset by continued operational inefficiencies in certain product lines  Strong cash flow generation - Full year cash flow from operations increased $64.1 million and free cash flow increased $80.6 million  Continued success with investments in strategic M&A; delivering attractive returns - Domoferm acquisition closed on February 19, 2018  Strengthened and improved balance sheet - Comprehensive debt refinancing completed in December provides many benefits

5 Segment Highlights Q4 MARGIN IMPROVEMENT IN EUROPE & AUSTRALIA OFFSET BY NORTH AMERICA North America Europe Australasia  Ex-shipping days and Florida rationalization, Q4 mid-single digit core revenue growth in doors offset by unfavorable volumes in windows  Continued operational headwinds impacted margins in the quarter  JEM tools are delivering results, exited December with good productivity and delivery metrics  Major initiatives on track, including MMI Door integration and preparation for Lowe’s business  Good core growth ex-shipping days  Margin improvement limited by material cost and material availability as well as transactional FX  Mattiovi integration ahead of plan  Previously announced Domoferm acquisition closed on February 19, 2018  Strong execution in a weak housing market  160 bps of margin improvement from core growth, operational improvements, and acquisitions  Key strategic initiatives are on track and acquisitions performing well Q4 2017 FY 2017 Core Growth (7%) (1%) Adj EBITDA Margin (40 bps) 100 bps Q4 2017 FY 2017 Core Growth (2%) 2% Adj EBITDA Margin 30 bps 50 bps Q4 2017 FY 2017 Core Growth (5%) 1% Adj EBITDA Margin 160 bps 160 bps

6 Margin and Cash Flow Improvement USD in millions TRACK RECORD OF CONSISTENT MARGIN AND CASH FLOW IMPROVEMENT ($49.1) $94.7 $122.2 $202.7 2014 2015 2016 2017 Free Cash Flow 6.6% 9.2% 10.7% 11.6% 2014 2015 2016 2017 Adjusted EBITDA Margins

7 Financial Review Brooks Mallard, EVP and Chief Financial Officer

8 Q4 VOLUMES AND MARGINS IMPACTED BY SHIPPING DAYS 2017 YoY Change 2017 YoY Change Net Revenues $976.0 0.3% $3,763.9 2.6% Gross Margin $205.7 (1.6%) $848.2 9.5% Gross Margin Percent 21.1% (40) bps 22.5% 140 bps Net Income ($93.7) N/M $10.8 N/M EPS – Diluted (1) ($0.89) N/A $0.00 N/A Adjusted EPS – Diluted (1) $0.26 N/A $1.48 N/A Adjusted EBITDA $103.1 1.3% $437.6 11.2% Adjusted EBITDA Margin 10.6% 10 bps 11.6% 90 bps Q4 and FY 2017 Financial Summary USD in mill ions (except for per share items) Q4 FY (1) P r i o r p e r i o d c o m p a r i s o n s a r e n o t m e a n i n g f u l , a s Q 2 2 0 1 7 w a s t h e f i r s t f u l l q u a r t e r r e f l e c t i n g t h e p o s t - IP O c a p i t a l s t r u c t u r e a n d d i l u t i o n o f t h e IP O t r a n s a c t i o n .

9 Q4 2017 Pricing 1% 2% 1% 1% Volume/Mix (7%) (9%) (3%) (6%) Core Growth (6%) (7%) (2%) (5%) Acquisitions 4% 4% 3% 4% FX 2% - 7% 2% Total 0.3% (3.3%) 7.8% 1.3% POSITIVE PRICE IN ALL REGIONS; Q4 CORE GROWTH IMPACTED BY SHIPPING DAYS Q4 and FY 2017 Net Revenues Walk JELD-WEN North America Europe Australasia FY 2017 Pricing 1% 2% 1% 1% Volume/Mix (1%) (3%) 1% - Core Growth - (1%) 2% 1% Acquisitions 2% 2% 1% 7% FX 1% - - 3% Total 2.6% 0.4% 3.4% 10.6%

10 MARGIN EXPANSION LIMITED BY OPERATIONAL INEFFICIENCIES IN WINDOWS 2017 YoY Change 2017 YoY Change Net Revenues $550.3 (3.3%) $2,158.1 0.4% Adjusted EBITDA $61.1 (6.9%) $273.6 8.6% Adjusted EBITDA Margin 11.1% (40) bps 12.7% 100 bps North America Segment Performance USD in mill ions Q4 FY Wood Windows Vinyl Windows Interior Doors Exterior Doors Wall Systems

11 STRONG REVENUE GROWTH, FX TAILWIND; TEMPORARY MARGIN INEFFICIENCES 2017 YoY Change 2017 YoY Change Net Revenues $276.4 7.8% $1,042.8 3.4% Adjusted EBITDA $35.3 9.7% $132.9 8.4% Adjusted EBITDA Margin 12.8% 30 bps 12.7% 50 bps Europe Segment Performance USD in mill ions Q4 FY Residential Doors Commercial Doors Fire Resistant Sound Dampening Security Doors

12 STRONG PERFORMANCE FROM CORE AND M&A 2017 YoY Change 2017 YoY Change Net Revenues $149.2 1.3% $563.1 10.6% Adjusted EBITDA $21.2 14.6% $74.7 25.5% Adjusted EBITDA Margin 14.2% 160 bps 13.3% 160 bps Australasia Segment Performance USD in mill ions Q4 FY Windows Doors Shower Enclosures Closet Systems Specialty Windows

Balance Sheet and Cash Flow

USD in millions

Balance Sheet and Liquidity	December 31, 2017	December 31, 2016[1]
Total Debt	$1,273.7	$1,620.0
Cash	$220.2	$102.7
Total Net Debt	$1,053.5	$1,517.3
Net Debt / Adjusted EBITDA	**2.4x**	**3.9x**
Liquidity [2]	**$512.2**	**$381.9**

Cash Flow	2017	2016
Cash Flow From Operations	$265.8	$201.7
Capital Expenditures [3]	($63.0)	($79.5)
Free Cash Flow	**$202.7**	**$122.2**

(1) Does not reflect the impact of proceeds received from initial public offering subsequent to year end.
(2) Liquidity includes cash and availability from undrawn revolving credit facilities.
(3) Includes purchases of property, equipment, and intangible assets.

NET LEVERAGE REMAINS AT 2.4x; SIGNIFICANT YOY CASH FLOW IMPROVEMENT

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14 Book Tax Rate Pre-Tax Reform: 28% to 32%Post-Tax Reform: 23% to 27% Cash Tax Rate Pre-Tax Reform: Mid-teensPost-Tax Reform: Unchanged Capital Expenditures Limited ability to expense cap ex due to current NOL tax assets Interest Deductibility Currently do not expect to be subject to limitations on interest deductibility Tax Reform USD in mill ions Preliminary Management Estimates of Tax Reform Impact

15 Summary and 2018 Outlook Mark Beck, President and Chief Executive Officer

16 2018 Market Growth Assumptions JELD-WEN Segment Residential New Construction Residential R&R Non-Residential North America (57% of total) 4 - 6% 2 - 4% N / M Europe (28% of total) 1 - 3% 0 - 2% 1 - 3% Australasia (15% of total) (6 - 8%) 1 - 3% N / M 2018 Market Volume Growth Rates (1) (1) Management es t imates for door and w indow market growth for the count r ies in which we do bus iness in each geographic segment FAVORABLE END MARKETS IN NORTH AMERICA AND EUROPE

17 2018 Outlook USD in mill ions Net Revenue Growth 2.6% 8.0% to 11.0% (1) Core Revenue Growth ~0% ~3% Adj. EBITDA $437.6 $500 to $530 Adj. EBITDA Margin Improvement 90 bps 100 to 150 bps Capital Expenditures $63.0 $100 to $120 Free Cash Flow Greater than Adj. Net Income Greater than Net Income 2018 OUTLOOK IMPLIES ADJUSTED EBITDA GROWTH OF 14% to 21% (1) Based on current FX rates . Inc ludes carryover impac t o f three acquis i t ions c losed in 2017 and par t ia l year impac t o f Domoferm acquis i t ion, which c losed on February 19, 2018. 2017 Actual 2018 Outlook

18 Balanced Approach to Margin Expansion MULTIPLE LEVERS DRIVING MARGIN EXPANSION Acquisitions 15-20% JELD-WEN Adj. EBITDA Margin Target* Profitable Organic Growth Operational Excellence  Implementation of JEM • Productivity / cost initiatives • Strategic sourcing • Sales, Inventory & Operations Planning • Quality  Operating leverage  Innovative new products  Share gains driven by: • Brand focus • Channel management • Sales force effectiveness  Strategic pricing  Drive margin accretive M&A through: • Target cultivation • Disciplined valuations • Effective integration • High value products • Delivering synergies *Note: This presentation includes long-term targets, which are for illustrative purposes only. These long-term targets should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, if at all, such performance or results will be achieved.

19 Appendix

JW JELD-WEN WINDOWS & DOORS

Non-GAAP Reconciliation

Adjusted EBITDA (USD in millions)

	Three Months Ended		Twelve Months Ended	
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Net (loss) income	$ (93.7)	$ 258.2	$ 10.8	$ 377.2
Income from discontinued operations, net of tax	—	0.5	—	3.3
Equity earnings of non-consolidated entities	(1.0)	(1.3)	(3.6)	(3.8
Income tax expense (benefit)	105.6	(246.3)	138.6	(246.4
Depreciation and intangible amortization	30.7	30.5	111.3	108.0
Interest expense, net[1]	17.4	23.9	79.0	77.6
Impairment and restructuring charges[2]	9.0	6.2	13.1	18.4
Gain on sale of property and equipment	(0.1)	—	(0.3)	(3.3
Stock-based compensation expense	3.9	6.7	19.8	22.5
Non-cash foreign exchange transaction/translation (income) loss	(7.5)	(1.4)	(2.2)	5.7
Other non-cash items[3]	—	(0.2)	0.5	2.8
Other items[4]	15.4	24.1	47.0	30.6
Costs relating to debt restructuring and refinancing	23.4	1.1	23.7	1.1
Adjusted EBITDA[5]	$ 103.1	$ 101.8	$ 437.6	$ 393.7

1. For the twelve months ended December 31, 2017, interest expense includes the write-off of $6.1 million of original issue discount and deferred financing fees related to the repayment of debt.
2. Impairment and restructuring charges consist of (i) impairment and restructuring charges that are included in our consolidated statements of operations plus (ii) additional charges of (1) $1.4 million for the three months ended December 31, 2016 and (2) $4.5 million for the twelve months ended December 31, 2016. These additional charges are primarily comprised of non-cash changes in inventory valuation reserves, such as excess and obsolete reserves. For further explanation of impairment and restructuring charges that are included in our consolidated statements of operations, see Note 24 - *Impairment and Restructuring Charges of Continuing Operations* in our audited financial statements for the years ended December 31, 2017, and 2016.
3. Other non-cash items include among other things, (i) charges of $0.4 million for each of the years ended December 31, 2017 and 2016 relating to (1) the fair value adjustment for inventory acquired as part of the acquisitions referred to in "Management's Discussion and Analysis of Financial Condition and Results of Operations-Acquisitions" and (2) the impact of a change in how we capitalize overhead expenses in our valuation of inventory. In addition, other non-cash items include charges of $2.2 million for the out-of-period European warranty liability adjustment for the year ended December 31, 2016.
4. Other items not core to business activity include: (i) in the three months ended December 31, 2017, (1) $9.3 million in legal costs, (2) $2.1 million in acquisition costs, (3) $1.5 million in realized loss on hedges, (4) $0.9 million in secondary offering costs and (5) $0.6 million in taxes related to equity-based compensation; (ii) in the three months ended December 31, 2016, $20.7 million paid to holders of vested options and restricted shares in connection with the November 2016 dividend; (iii) in the twelve months ended December 31, 2017, (1) $34.2 million in legal costs, (2) $4.2 million in realized loss on hedges, (3) $3.5 million in acquisition costs, (4) $2.2 million in secondary offering costs, (5) $0.8 million in tax consulting fees, (6) $0.7 million in legal entity consolidation costs, (7) $0.6 million in taxes related to equity-based compensation (8) $0.6 million in facility ramp down costs and (9) $(2.2) million gain on the settlement of a contract escrow; (iv) in the twelve months ended December 31, 2016, (1) $20.7 million paid to holders of vested options and restricted shares in connection with the November 2016 dividend, (2) $3.7 million in professional fees related to the IPO of our common stock, (3) $1.6 million of acquisition costs, (4) $0.6 million in legal costs associated with disposition of non-core properties, (5) $0.5 million of dividend related costs, (6) $0.5 million of costs related to the recruitment of executive management employees, (7) $0.5 million in legal costs, and (8) $0.3 million in Dooria plant closure costs.
5. Adjusted EBITDA is a financial measure that is not calculated in accordance with GAAP. For a discussion of our presentation of Adjusted EBITDA, see above under the heading "Non-GAAP Financial Information".

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21 Non-GAAP Reconciliation Adjusted EPS & Free Cash Flow (USD in millions) Three Months Ended Twelve Months Ended (amounts in millions, except share and per share data) December 31, 2017 December 31, 2017 Net (loss) income attributable to common shareholders $ (93.7) $ 0.3 Undeclared preferred stock dividends related to pre-IPO share capitalization — 10.5 Legal and professional fees 6.7 24.4 Non-cash foreign exchange transactions/translation (income) loss (5.4) (1.6) Impairment and restructuring charges 6.5 9.4 Write-off of OID and debt issuance costs — 4.4 Loss on extinguishment of debt 16.7 16.7 Impact of U.S. Tax Cuts and Jobs Act 97.7 97.7 Adjusted net income $ 28.5 $ 161.8 Diluted net (loss) income per share $ (0.89) $ — Undeclared preferred stock dividends related to pre-IPO share capitalization — 0.10 Impact of additional dilutive shares on the reported dilutive loss per share 0.03 (0.01) Legal and professional fees 0.06 0.22 Non-cash foreign exchange transactions/translation (income) loss (0.05) (0.01) Impairment and restructuring charges 0.06 0.09 Write-off of OID and debt issuance costs — 0.04 Loss on extinguishment of debt 0.15 0.15 Impact of U.S. Tax Cuts and Jobs Act 0.90 0.90 Adjusted net income per share $ 0.26 $ 1.48 Diluted shares used in adjusted EPS calculation represent the fully dilutive shares for the three months ended December 31, 2017. 109,209,218 109,209,218 NOTE: Where applicable, adjustments to net income (loss) and net income (loss) per share are tax-effected at 28.0% for the three and twelve months ended December 31, 2017. Twelve Months Ended December 31, 2017 December 31, 2016 Net cash provided by operating activities $ 265.8 $ 201.7 Less capital expenditures 63.0 79.5 Free cash flow $ 202.7 $ 122.2